PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES	PROVISIONS AND CONTINGENT LIABILITIES
The Company’s current known provisions and contingent liabilities consist of environmental and restoration obligations, termination benefits and litigation.

The reconciliation of the Company’s provisions is as follows:

	Environmental	Restoration	Termination benefits and other	Litigation	Total
	$	$	$	$	$
Balance as of December 31, 2018	1,829	1,568	1,861	1,198	6,456
Additional provisions	—	—	2,274	31	2,305
Amounts used	(311)	—	(3,184)	(273)	(3,768)
Amounts reversed	—	—	—	(192)	(192)
Net foreign exchange differences	6	18	10	—	34
Balance as of December 31, 2019	1,524	1,586	961	764	4,835

Amount presented as current	84	50	868	764	1,766
Amount presented as non-current	1,440	1,536	93	—	3,069
Balance as of December 31, 2019	1,524	1,586	961	764	4,835

Additional provisions	—	80	4,162	258	4,500
Provisions through business acquisitions	—	—	—	100	100
Amounts used	(127)	—	(2,654)	(8)	(2,789)
Amounts reversed	—	—	(52)	—	(52)
Net foreign exchange differences	—	10	48	—	58
Balance as of December 31, 2020	1,397	1,676	2,465	1,114	6,652

Amount presented as current	819	50	2,370	983	4,222
Amount presented as non-current	578	1,626	95	131	2,430
Balance as of December 31, 2020	1,397	1,676	2,465	1,114	6,652

The environmental provision activity during the year ended December 31, 2020, as well as the remaining balance at December 31, 2020, is primarily related to the Columbia, South Carolina facility. The environmental provision activity during the year ended December 31, 2019 pertains primarily to the post-closure activities of the Columbia, South Carolina, Johnson City, Tennessee and Montreal, Quebec manufacturing facilities.
The restoration provision pertains to leases at manufacturing facilities where the Company is obligated to restore the leased properties to the same condition that existed at the lease commencement date. The estimated expenses will not be incurred until the end of the lease terms which, is not in the next twelve months, and only occurs if the lease is not renewed.
Termination benefit activity during the year ended December 31, 2020 relates primarily to employee restructuring initiatives in response to COVID-19 uncertainties. Termination benefits activity during the year ended December 31, 2019 relate primarily to initiatives associated with acquisition integration efforts and the closures of the Montreal, Quebec and Johnson City, Tennessee manufacturing facilities. Refer to Note 4 for additional information on manufacturing facility closures, restructuring and other related charges.
The Company records liabilities for legal proceedings in those instances where it can reasonably estimate the amount of the loss and where liability is probable. The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all of the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole as of December 31, 2020.
As of December 31, 2020, and 2019, no reimbursements are expected to be received by the Company for any of the provided amounts and there were no contingent assets at any of the financial statement reporting dates covered by these consolidated financial statements.